Exhibit 10.1

AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT AND CONSENT

This AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT AND CONSENT (this “Amendment”) is made as of March 1, 2019, by and among INDUSTRIAL SERVICES OF AMERICA, INC., a Florida corporation (“ISA”), 7124 GRADE LANE LLC, a Kentucky limited liability company (“7124 Grade Lane”), and 7200 GRADE LANE LLC, a Kentucky limited liability company (“7200 Grade Lane”; and together with ISA, and 7124 Grade Lane, each individually a “Borrower” and collectively, the “Borrowers”), and BANK OF AMERICA, N.A. (“Lender”).

W I T N E S S E T H :

WHEREAS, the parties hereto have entered into a Loan and Security Agreement dated as of November 9, 2018 (as amended or otherwise modified from time to time, the “Loan Agreement”) and various instruments, guaranties, agreements and other documents executed and/or delivered in connection therewith (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, restated, renewed, extended, substituted, modified or supplemented from time to time, collectively, the “Loan Documents”);

WHEREAS, Borrowers have requested that Lender consent to (i) ISA making a one-time prepayment of principal on or about the date hereof in an aggregate amount not to exceed $500,000 on or about the date hereof in respect of the Scheduled Debt (the “Scheduled Debt Repayment”) and (ii) ISA amending the terms of the Scheduled Debt pursuant to terms and conditions which are satisfactory to Lender (the “Scheduled Debt Amendment”); and

WHEREAS, Borrowers and Lender have agreed to amend certain provisions of the Loan Agreement, and Lender is willing to do so, subject to the terms and conditions set forth herein.

WHEREAS, in consideration of the foregoing, and for good and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.   DEFINITIONS.

1.1            Definitions in Loan Agreement. Capitalized terms used in this Amendment and not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement.

SECTION 2.   CONSENT TO SCHEDULED DEBT REPAYMENT AND SCHEDULED DEBT AMENDMENT.

Borrowers and Lender hereby acknowledge, confirm, and agree that, notwithstanding anything contained in the Loan Agreement or any other Loan Documents, on the date hereof, (i) ISA may make, and Lender hereby consents to ISA making the Scheduled Debt Repayment and (ii) ISA may enter into, and Lender hereby consents to ISA entering into, the Scheduled Debt Amendment, provided, that, the terms and conditions of such Scheduled Debt Amendment are satisfactory to Lender in its sole discretion.

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SECTION 3.   AMENDMENTS

3.1            Section 1.1 of the Loan Agreement is hereby amended to insert the following new defined term in the appropriate alphabetical order:

“Amendment No. 1 Effective Date: March 1, 2019.”

3.2           Clause (a) of the definition of “Commitment Termination Date” appearing in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(a)      September 30, 2022;”

3.3           Clause (b) of the definition of “Fixed Charges” appearing in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(b) regularly scheduled principal payments on Borrowed Money (which shall exclude, for the avoidance of doubt, a principal payment made on or about the Amendment No. 1 Effective Date in the aggregate amount of $500,000 in respect of the Scheduled Debt), plus”

3.4            The definition of “Reserves” appearing in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Reserves: collectively, (a) the  Bank Product Reserve and (b) the Dilution Reserve, (c) Rent and Charges Reserve; and (d) such other reserves against the Collateral or the Borrowing Base as Lender may establish in its reasonable discretion.”

3.5            The definition of “Scheduled Debt Reserve” appearing in Section 1.1 of the Loan Agreement is hereby deleted in its entirety.

3.6            Section 10.2.8 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“10.2.8              Restrictions on Payment of Debt.  Make any payments (whether voluntary or mandatory, or a prepayment, redemption, retirement, defeasance or acquisition) with respect to any (a) Scheduled Debt, other than regularly scheduled payments of interest in respect of the Scheduled Debt in accordance with the agreements evidencing such Scheduled Debt as in effect on the Amendment No. 1 Effective Date and disclosed in writing to Lender (or as amended thereafter with the consent of Lender); and (b) Borrowed Money (other than the Obligations, the Scheduled Debt, which Scheduled Debt shall be subject to the foregoing clause (a), and Subordinated Debt subject to a subordination agreement) prior to its due date under the agreements evidencing such Debt as in effect on the Closing Date and disclosed in writing to Lender (or as amended thereafter with the consent of Lender).”

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SECTION 4.   PROVISIONS OF GENERAL APPLICATION

4.1            Representations in Loan Documents. Each of the representations and warranties made by or on behalf of Borrowers to Lender in any of the Loan Documents was true and correct when made and is true and correct in all material respects on and as of the date of this Amendment with the same full force and effect as if each of such representations and warranties had been made by or on behalf of Borrowers on the date hereof and in this Amendment (other than such representations and warranties that relate solely to a specific prior date, which such representation and warranties were true and correct in all material respects only as of that specific prior date). Borrowers hereby represent and warrant to Lender that (a) no Event of Default or act, omission, thing or condition which upon giving of notice or lapse of time, or both, might constitute an Event of Default, exists immediately prior to the execution of this Amendment and (b) no Event of Default or act, omission, thing or condition, which upon giving of notice or lapse of time, or both, might constitute an Event of Default, will exist immediately after the execution of this Amendment.

4.2           Binding Effect of Documents. This Amendment and the other Loan Documents have been duly executed and delivered to the Lender by Borrowers and the Guarantor and are in full force and effect, as modified hereby.

4.3           Conditions to Effectiveness. The effectiveness of the terms and provisions of this Amendment shall be subject to:

(a)           Receipt by Lender of this Amendment, duly authorized, executed and delivered by Borrowers, Guarantor, and Lender;

(b)           Receipt by Lender of the Scheduled Debt Amendment, in form and substance satisfactory to Lender; and

(c)           Unless otherwise agreed by Lender at its sole option, the Borrowers shall have paid all reasonable and documented out-of-pocket expenses incurred by Lender, including the reasonable fees, charges and disbursements of counsel for Lender, in connection with the preparation, negotiation, execution and delivery of this Agreement

4.4           Effect of this Amendment. Except as modified pursuant hereto, no other changes or modifications to the Loan Documents are intended or implied and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.

4.5           Further Assurances.The parties hereto shall execute and deliver such additional documents and take such additional action as may be reasonably necessary or desirable to effectuate the provisions and purposes of this Amendment.

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4.6           Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

4.7           Governing Law. THIS AMENDMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK; PROVIDED THAT THE PARTIES HERETO SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

4.8           Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute but one and the same Amendment. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of a signature page hereto by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart hereof.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment to Loan and Security Agreement as of the date first written above.

Borrowers:

INDUSTRIAL SERVICES OF AMERICA, INC.

By:    /s/ Todd L. Phillips

Todd L. Phillips, Chief Executive Officer, President and Chief Financial Officer

Address:

7100 Grade Lane, Bldg. 1

Louisville, KY 40213

Attn: Todd Phillips

7124 GRADE LANE LLC

BY: INDUSTRIAL SERVICES OF AMERICA, INC., Manager

By:    /s/ Todd L. Phillips

Todd L. Phillips, Chief Executive Officer, President and Chief Financial Officer

Address:

7100 Grade Lane, Bldg. 1

Louisville, KY 40213

Attn: Todd Phillips

7200 GRADE LANE LLC

BY: INDUSTRIAL SERVICES OF AMERICA, INC., Manager

By:    /s/ Todd L. Phillips

Todd L. Phillips, Chief Executive Officer, President and Chief Financial Officer

Address:

7100 Grade Lane, Bldg. 1

Louisville, KY 40213

Attn: Todd Phillips

Amendment No. 1 to Loan and Security Agreement

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Lender:

BANK OF AMERICA, N.A., as Lender By: /s/ Steven Blumberg Name: Steven Blumberg Title: SVP

Amendment No. 1 to Loan and Security Agreement

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